Exhibit 10.1
WB-15 COMMERCIAL OFFER TO PURCHASE

1	 ~~BROKER DRAFTING THIS OFFER ON [DATE] IS (AGENT OF SELLER) (AGENT OF BUYER) (DUAL AGENT)~~  STRIKE TWO
2	GENERAL PROVISIONS The Buyer, Triple Net Properties, LLC,
3	offers to purchase the Properties listed on Exhibit A hereto (collectively the Property) ~~known as [Street Address]~~
4
5	(Insert additional description, if any, at lines 293 – 297 or attach as an addendum per line 298), which is described on Exhibit A hereto, on the
6	following terms:
7	■ PURCHASE PRICE: Forty-One Million Dollars ($41,000,000 ).
8	■ EARNEST MONEY of $1,000,000 will be paid within three days of final execution of this Offer and be held as described herein  ~~will be paid~~
9	~~within days of acceptance.~~
10	■ THE BALANCE OF PURCHASE PRICE will be paid in cash or equivalent at closing unless otherwise provided below.
11	■ ADDITIONAL ITEMS INCLUDED IN PURCHASE PRICE: Seller shall include in the purchase price and transfer, free and clear of encumbrances,
12	all fixtures, as defined at lines 117 – 120 and as may be on the Property on the date of this Offer, unless excluded at lines 15 – 16, and
13	the following additional items: no other
14	■ ITEMS NOT INCLUDED IN THE PURCHASE PRICE: CAUTION: Address rented fixtures or trade fixtures owned by tenants, if
15	applicable. Any personal property or trade fixtures
16	~~All personal property included in purchase price will be transferred by bill of sale or .~~
17	ACCEPTANCE Acceptance occurs when all Buyers and Sellers have signed an identical copy of the Offer, including signatures on separate
18	but identical copies of the Offer. CAUTION: Deadlines in the Offer are commonly calculated from acceptance. Consider whether short term
19	deadlines running from acceptance provide adequate time for both binding acceptance and performance.
20	BINDING ACCEPTANCE This Offer is binding upon both Parties only if a copy of the accepted Offer is delivered to Buyer on or before
21	November 20, 2007. CAUTION: This Offer may be withdrawn prior to delivery of the accepted Offer.
22	DELIVERY OF DOCUMENTS AND WRITTEN NOTICES Unless otherwise stated in this Offer, delivery of documents and written notices
23	to a Party shall be effective only when accomplished by one of the methods specified at lines 25 – 34.
24	(1) By depositing the document with a recognized overnight delivery service or fees prepaid or charged to an account with a commercial
25	delivery service, addressed either to the Party, or to the Party’s recipient for delivery designated at lines 28 or 30 (if any), for delivery to the Party’s
26	delivery address at lines 29 or 31.
27	Seller’s recipient for delivery (optional): Aurora Health Care, Inc.
28	Seller’s delivery address: 3000 West Montana, Milwaukee, WI 53215, Attn: Donald J. Nestor
29	Buyer’s recipient for delivery (optional):Triple Net Properties, LLC, attn: Mat Streiff
30	Buyer’s delivery address:1551 N. Tustin Ave., #200, Santa Ana, CA 92705, with a copy to Joseph J. McQuade, Gregory Kaplan 7 East 2nd
31	Street, Richmond, VA 23224
32	(2) By giving the document or written notice personally to the Party or the Party’s recipient for delivery if an individual is designated at lines 28 or 30.
33	(3) By fax transmission of the document or written notice to the following telephone number:
34	Buyer: (714) 918-9102 and (804) 916-9127 Seller: (414) 647-3494
35	LEASED PROPERTY At closing Buyer will lease the Property back to Seller and Seller will lease the Property from the buyer pursuant to a
36	lease in form attached as Exhibit B (the “Lease”).
37	RENTAL WEATHERIZATION This transaction (is)  ~~(is not)~~ STRIKE ONE exempt, to Buyer’s knowledge, from State of Wisconsin Rental
38	Weatherization Standards (Wisconsin Administrative Code, Comm 67)
39	PLACE OF CLOSING This transaction is to be closed through a title company escrow, with Land American Commercial Services (Lois
40	McCauley), 915 Wilshire Blvd, Suite 2100, Los Angeles, CA 90017, as escrow agent (such escrow agent shall coordinate with the title
41	company selected by Seller) no later than December 27, 2007 unless another date or place is agreed to in writing. The Title Commitment
42	shall be written by Land American (known in Wisconsin as Lawyer’s Title).
43	CLOSING PRORATIONS The following items shall be prorated at closing: real estate taxes, rents, water and sewer use charges, garbage pick-up
44	and other private and municipal charges, property owner’s association assessments, fuel, payments under governmental agricultural programs
45	and other items as customary in the locality . Any income, taxes or expenses shall accrue to Seller and be prorated through
46	the day prior to closing. Net general real estate taxes shall be prorated based on (the net general real estate taxes for the current year, if known,
47	otherwise on the net general real estate taxes for the preceding year) (Under the Lease, Seller is responsible for any taxes and expenses not
48	paid by Seller at Closing)). STRIKE AND COMPLETE AS APPLICABLE CAUTION: If Property has not been fully assessed for
49	tax purposes (for example, recent land division or completed/pending reassessment) or if proration on the basis of net general real
50	estate taxes is not acceptable (for example, changing mill rate), insert estimated annual tax or other basis for proration.
51	PROPERTY CONDITION PROVISIONS
52	■ PROPERTY CONDITION REPRESENTATIONS: Seller makes no representations to Buyer, except as expressly set forth in the Rider.
53	Sale is AS IS – the Lease contains any agreements as to the Property  ~~represents to Buyer that as of the date of acceptance Seller has no~~
54	~~notice or knowledge of conditions affecting the Property or transaction other than those identified in Seller’s Real Estate Condition Report~~
55	~~dated , which was received by Buyer prior to Buyer signing this Offer and which is made a part of this Offer by reference and~~
56	COMPLETE DATE OR STRIKE AS APPLICABLE Buyer waives receipt of any Property Condition Report. Seller shall still deliver required
57	documents in its possession and nothing herein precludes Buyer’s due diligence of the condition of the Property

58	■  ~~A “condition affecting the Property or transaction” is defined as follows: [page 2 of 5, WB-15]~~
59	~~(a) planned or commenced public improvements which may result in special assessments or otherwise materially affect the Property or the~~
60	~~present use of the Property;~~
61	~~(b) government agency or court order requiring repair, alteration or correction of any existing condition;~~
62	~~(c) completed or pending reassessment of the Property for property tax purposes;~~
63	~~(d) structural inadequacies which if not repaired will significantly shorten the expected normal life of the Property;~~
64	~~(e) any land division involving the Property, for which required state or local approvals were not obtained;~~
65	~~(f) construction or remodeling on the Property for which required state or local approvals were not obtained;~~
66	~~(g) any portion of the Property being in a 100 year floodplain, a wetland or shoreland zoning area under local, state or federal regulations;~~
67	~~(h) that a structure on the Property is designated as a historic building or that any part of the Property is in a historic district;~~
68	~~(i) material violations of environmental laws or other laws or agreements regulating the use of the Property;~~
69	~~(j) conditions constituting a significant health or safety hazard for occupants of the Property;~~
70	~~(k) underground or aboveground storage tanks for storage of flammable, combustible or hazardous materials including but not limited to gasoline~~
71	~~and heating oil, which are currently or which were previously located on the Property; NOTE: The Wisconsin Administrative Code~~
72	~~contains~~
73	~~registration and operation rules for such underground storage tanks.~~
74	~~(l) high voltage electric (100 KV or greater) or steel natural gas transmission lines located on but not directly serving the Property;~~
75	~~(m) material levels of hazardous substances located on Property or previous storage of material amounts of hazardous substances on Property;~~
76	~~(n) other conditions or occurrences which would significantly reduce the value of the Property to a reasonable person with knowledge of the~~
77	 ~~nature and scope of the condition or occurrence.~~
78	■ PROPERTY DIMENSIONS AND SURVEYS: Buyer and Seller acknowledge that any Property, building or room dimensions, or total acreage
79	or building square footage figures, provided to Buyer or Seller may be approximate because of rounding or other reasons, unless verified by
80	survey or other means. Buyer also acknowledges that there are various formulas used to calculate total square footage of buildings and that total
81	square footage figures will vary dependent upon the formula used. CAUTION: Buyer should verify total square footage formula, Property,
82	building or room dimensions, and total acreage or square footage figures, if material to Buyer’s decision to purchase.
83	■ INSPECTIONS: Seller agrees to allow Buyer’s inspectors reasonable access to the Property upon reasonable notice if the inspections are
84	reasonably necessary to satisfy the contingencies in this Offer. If this Offer is terminated, Buyer agrees to promptly provide copies of all such
85	inspection reports to Seller,  ~~and to listing broker if Property is listed.~~ Furthermore, Buyer agrees to promptly restore the Property to its original condition
86	after Buyer’s inspections are completed, unless otherwise agreed with Seller. An “inspection” is defined as an observation of the Property which
87	does not include testing of the Property, other than testing for leaking carbon monoxide, or testing for leaking LP gas or natural gas used as a fuel source,
88	which are hereby authorized.
89	■ TESTING: Except as otherwise provided, Seller’s authorization for inspections does authorize Buyer to conduct non-invasive testing of the
90	Property. A “test” is defined as the taking of samples of materials such as soils, water, air or building materials from the Property and the
91	laboratory or other analysis of these materials. Seller acknowledges that certain inspections or tests may detect environmental
92	pollution which may be required to be reported to the Wisconsin Department of Natural Resources.
93	■ PRE-CLOSING INSPECTION: At a reasonable time, pre-approved by Seller or Seller’s agent, within 3 days before closing, Buyer shall have the
94	right to inspect the Property to determine that there has been no significant change in the condition of the Property, except for ordinary wear and
95	tear and changes approved by Buyer, and that any defects Seller has elected to cure have been repaired in a good and workmanlike manner.
96	■ ENVIRONMENTAL SITE ASSESSMENT: An “environmental site assessment” (also known as a “Phase I Site Assessment”) (see lines 279 to
97	283) may include, but is not limited to: (1) an inspection of the Property; (2) a review of the ownership and use history of the Property, including a
98	search of title records showing private ownership of the Property for a period of 80 years prior to the visual inspection; (3) a review of historic and
99	recent aerial photographs of the Property, if available; (4) a review of environmental licenses, permits or orders issued with respect to the Property;
100	(5) an evaluation of results of any environmental sampling and analysis that has been conducted on the Property; and (6) a review to determine
101	if the Property is listed in any of the written compilations of sites or facilities considered to pose a threat to human health or the environment including
102	the National Priorities List, the Department of Natural Resources’ (DNR) registry of Abandoned Landfills, the DNR’s Registry of Leaking
103	Underground Storage Tanks, the DNR’s most recent remedial response site evaluation report (including the Inventory of Sites and Facilities Which
104	May Cause or Threaten to Cause Environmental Pollution). Any “environmental site assessment” performed under this Offer shall comply with
105	generally recognized industry standards (e.g., current American Society of Testing and Materials “Standards for Environmental Site Assessments for
106	Commercial Real Estate”), and state and federal guidelines, as applicable. CAUTION: Unless otherwise agreed an
107	“environmental site assessment” does not include subsurface testing of the soil or groundwater or other testing of the Property for
108	environmental pollution.
109	■ PROPERTY DAMAGE BETWEEN ACCEPTANCE AND CLOSING: Seller shall maintain the Property until the earlier of closing or occupancy
110	of Buyer in materially the same condition as of the date of acceptance of this Offer, except for ordinary wear and tear. If, prior to closing, the
111	Property is damaged in an amount of not more than five per cent (5%) of the selling price, Seller shall be obligated to repair the Property and
112	restore it to the same condition that it was on the day of this Offer. If the damage shall exceed such sum, Seller shall promptly notify Buyer in writing
113	of the damage and, if the repairs are not completed within 30 days, this Offer may be canceled at the option of Buyer. Should Buyer elect to
114	carry out this Offer despite such damage, Buyer shall be entitled to the insurance proceeds relating to the damage to the Property, plus a credit
115	towards the purchase price equal to the amount of Seller’s deductible on such policy and any uninsured loss. However, if this sale is financed
116	by a land contract or a mortgage to Seller, the insurance proceeds shall be held in trust for the sole purpose of restoring the Property.
117	FIXTURES A “Fixture” is an item of property which is physically attached to or so closely associated with land and improvements so as to be
118	treated as part of the real estate, including, without limitation, physically attached items not easily removable without damage to the Property, items
119	specifically adapted to the Property, and items customarily treated as fixtures. A “fixture” does not include trade fixtures owned by tenants of the
120	Property. See lines 11 to 17.
121	OCCUPANCY Occupancy of the entire Property shall be given to Buyer but subject to the lease-back to Seller at time of closing unless
122	otherwise provided in this Offer at lines 293 297 or in an addendum per line 298. Occupancy shall be given subject to tenant’s rights, if any.
123	SPECIAL ASSESSMENTS Special assessments, if any, for work actually commenced or levied prior to date of this Offer shall be paid by Seller
124	no later than closing. All other special assessments shall be paid by Buyer subject to the terms of the Lease. CAUTION: Consider a special
125	agreement if area assessments, property owner’s association assessments or other expenses are contemplated. “Other expenses” are one-time
126	charges or ongoing use fees for public improvements (other than those resulting in special assessments) relating to curb, gutter, street,
127	sidewalk, sanitary and stormwater and stormsewer (including all sewer mains and hook-up and interceptor charges), parks, street lighting and
128	street trees, and impact fees for other public facilities, as defined in Wis. Stat. § 66.55(1)(c) & (f).

Wisconsin Legal Bank Co., Inc.

129	PROPERTY ADDRESS: See Exhibit A	[page 3 of 5, WB-15]

130	OPTIONAL FINANCING CONTINGENCY: THE CONTINGENCY AT LINES 132 THROUGH 160 IS A PART OF THIS OFFER IF MARKED, SUCH
131	AS WITH AN “X”, AT LINE 132. IT IS NOT PART OF THIS OFFER IF IT IS MARKED N/A OR LEFT BLANK.
132	 ~~☐ FINANCING CONTINGENCY: This Offer is contingent upon Buyer being able to obtain: CHECK APPLICABLE FINANCING BELOW~~
133	 ~~☐ land contract financing from Seller at closing as further described at lines 136 to 153 and 161 to 168.~~
134	 ~~☐ a INSERT LOAN PROGRAM (fixed) (adjustable) STRIKE ONE rate first mortgage~~
135	~~loan commitment as further described at lines 136 to 149 and 154 to 178, within days of acceptance of this Offer.~~
136	~~The financing selected shall be in an amount of not less than $ for a term of not less than years, amortized~~
137	~~over not less than years. If the purchase price under this Offer is modified, the financed amount, unless otherwise provided, shall be~~
138	~~adjusted to the same percentage of the purchase price as in this contingency and the monthly payments shall be adjusted as necessary to~~
139	~~maintain the term and amortization stated above.~~
140	~~IF FINANCING IS FIXED RATE the annual rate of interest shall not exceed % and monthly payments of principal and interest shall~~
141	~~not exceed $ .~~
142	~~IF FINANCING IS ADJUSTABLE RATE the initial annual interest rate shall not exceed %. The initial interest rate shall be fixed for~~
143	 ~~months, at which time the interest rate may be increased not more than % per year. The maximum interest rate during the~~
144	~~mortgage term shall not exceed %. Initial monthly payments of principal and interest shall not exceed $ . Monthly~~
145	~~payments of principal and interest may be adjusted to reflect interest changes.~~
146	~~MONTHLY PAYMENTS MAY ALSO INCLUDE 1/12th of the estimated net annual real estate taxes, hazard insurance premiums, and private~~
147	~~mortgage insurance premiums. The mortgage may not include a prepayment premium. Buyer agrees to pay a loan fee in an amount not~~
148	~~to exceed % of the loan. (Loan fee refers to discount points and/or loan origination fee, but DOES NOT include Buyer’s other closing~~
149	~~costs.) Note: Unless otherwise agreed, Buyer’s delivery of any document labeled a loan commitment will satisfy this contingency.~~
150	~~IF FINANCING IS BY LAND CONTRACT $ shall be paid at closing (in addition to earnest money), interest rate following payment~~
151	~~default shall be %, the default period shall be days for payments and days for performance of any other~~
152	~~obligations. Interest shall be calculated on a prepaid basis. Any amount may be prepaid on principal without penalty at any time. Buyer under-~~
153	~~stands that if the term of the land contract is shorter than the amortization period a balloon payment will be due at the end of the term.~~
154	~~LOAN COMMITMENT: Buyer agrees to pay all customary financing costs (including closing fees), to apply for financing promptly, and to provide~~
155	~~evidence of application promptly upon request by Seller. If Buyer qualifies for the financing described in this Offer or other financing acceptable~~
156	~~to Buyer, Buyer agrees to deliver to Seller a copy of the written loan commitment no later than the deadline for loan commitment at line 135.~~
157	~~Buyer’s delivery of a copy of any written loan commitment (even if subject to conditions) shall satisfy the Buyer’s financing contingency~~
158	~~unless accompanied by a notice of unacceptability. CAUTION: BUYER, BUYER’S LENDER AND AGENTS OF BUYER OR SELLER~~
159	~~SHOULD NOT DELIVER A LOAN COMMITMENT TO SELLER WITHOUT BUYER’S PRIOR APPROVAL OR UNLESS ACCOMPANIED BY A~~
160	~~NOTICE OF UNACCEPTABILITY~~.
161	~~LAND CONTRACT: If this Offer provides for a land contract both Parties agree to execute a State Bar of Wisconsin Form 11 Land Contract, the~~
162	~~terms of which are incorporated into this Offer by reference. Prior to execution of the land contract Seller shall provide the same evidence of~~
163	~~merchantable title as required above and written proof, at or before execution, that the total underlying indebtedness, if any, is not in excess of the~~
164	~~proposed balance of the land contract, that the payments on the land contract are sufficient to meet all of the obligations of Seller on the underlying~~
165	~~indebtedness, and that all creditors whose consent is required have consented to the land contract sale. Seller may terminate this Offer if creditor~~
166	~~approval cannot be obtained. Seller may terminate this Offer if Buyer does not provide a written credit report which indicates that Buyer is credit~~
167	~~worthy based upon reasonable underwriting standards within 15 days of acceptance. Buyer shall pay all costs of obtaining creditor approval and~~
168	~~the credit report. Seller shall be responsible for preparation and the expense of preparation of all closing documentation, including the land contract.~~
169	~~FINANCING UNAVAILABILITY: If financing is not available on the terms stated in this Offer (and Buyer has not already delivered an acceptable~~
170	~~loan commitment for other financing to Seller), Buyer shall promptly deliver written notice to Seller of same including copies of lender(s)’ rejection~~
171	~~letter(s) or other evidence of unavailability. Unless a specific loan source is named in the financing contingency, Seller shall then have 10 days to~~
172	~~give Buyer written notice of Seller’s decision to finance this transaction on the same terms set forth in the financing contingency, and this Offer~~
173	~~shall remain in full force and effect, with the time for closing extended accordingly. If Seller’s notice is not timely given, this Offer shall be null and~~
174	~~void. Buyer authorizes Seller to obtain any credit information reasonably appropriate to determine Buyer’s credit worthiness for Seller financing.~~
175	~~SELLER TERMINATION RIGHTS: If Buyer does not make timely delivery of the loan commitment, Seller may terminate this Offer provided that~~
176	~~Seller delivers a written notice of termination to Buyer prior to Seller’s actual receipt of a copy of Buyer’s written loan commitment.~~
177	NOTE: IF PURCHASE IS CONDITIONED ON BUYER OBTAINING FINANCING FOR OPERATIONS OR DEVELOPMENT CONSIDER ADDING
178	A CONTINGENCY FOR THAT PURPOSE.
179	TITLE EVIDENCE
180	■ CONVEYANCE OF TITLE: Upon payment of the purchase price, Seller shall convey the Property by special warranty deed  ~~(or other~~
181	~~conveyance as~~
182	~~provided herein)~~  free and clear of all liens and encumbrances, except: municipal and zoning ordinances and agreements entered under them,
183	recorded easements for the distribution of utility and municipal services, recorded building and use restrictions and covenants, general taxes levied
184	in the year of closing and those shown on title commitment to be provided (except those, such as mortgages and judgment liens, that can be
185	satisfied by payment of money will not be appropriate exceptions to title at Closing) (if Buyer wants to remove survey exceptions, it shall obtain
186	a survey) (provided none of the foregoing prohibit present use of the Property as a medical clinic), which constitutes merchantable title for
187	purposes of this transaction. Seller further agrees to complete and execute the documents necessary to record the conveyance. WARNING: If
188	Buyer contemplates improving or developing Property, or a change in use, Buyer may need to address municipal and zoning
189	ordinances, recorded building and use restrictions, covenants and easements which may prohibit some improvements or uses. The
190	need for building permits, zoning variances, environmental audits, etc., may need to be investigated to determine feasibility of

Page 4 of 5, WB-15

191	improvements, development or use changes for Property. Contingencies for investigation of these issues may be added to this Offer.
192	See lines 293 to 298.
193	■ FORM OF TITLE EVIDENCE: Seller shall give evidence of title in the form of an owner’s policy of title insurance in the amount of the purchase
194	price on a current ALTA form issued by an insurer licensed to write title insurance in Wisconsin. CAUTION: IF TITLE EVIDENCE WILL BE GIVEN
195	BY ABSTRACT, STRIKE TITLE INSURANCE PROVISIONS AND INSERT ABSTRACT PROVISIONS.
196	■ PROVISION OF MERCHANTABLE TITLE: Seller shall pay all costs of providing title evidence. For purposes of closing, title evidence shall be
197	acceptable if the commitment for the required title insurance is delivered to Buyer’s attorney or Buyer not less than 3 business days before closing,
198	showing title to the Property as of a date no more than 15 days before delivery of such title evidence to be merchantable updated through
199	Closing by a GAP endorsement, subject only to liens which will be paid out of the proceeds of closing and standard abstract certificate
200	limitations or standard title insurance requirements and exceptions, as appropriate.
201	■ TITLE ACCEPTABLE FOR CLOSING: If title is not acceptable for closing, Buyer shall notify Seller in writing of objections to title by the time set for
202	closing. In such event, Seller shall have a reasonable time, but not exceeding 15 days, to remove the objections, and the time for closing shall be extended
203	as necessary for this purpose. In the event that Seller is unable to remove the objections, Buyer shall have 5 days from receipt of notice thereof, to
204	deliver written notice waiving the objections, and the time for closing shall be extended accordingly. If Buyer does not waive the objections, this Offer
205	shall be null and void. Providing title evidence acceptable for closing does not extinguish Seller’s obligations to give merchantable title to Buyer.
206	DELIVERY/RECEIPT Unless otherwise stated in this Offer, any signed document transmitted by facsimile machine (fax) shall be treated in all
207	manner and respects as an original document and the signature of any Party upon a document transmitted by fax shall be considered an original signature.
208	Personal delivery to, or actual receipt by, any named Buyer or Seller constitutes personal delivery to, or actual receipt by Buyer or Seller.
209	Once received, a notice cannot be withdrawn by the Party delivering the notice without the consent of the Party receiving the notice. A Party may
210	not unilaterally reinstate a contingency after a notice of a contingency waiver has been received by the other Party. The delivery/receipt provisions
211	in this Offer may be modified when appropriate (e.g., when mail delivery is not desirable (see lines 25 – 31)). Buyer and Seller authorize
212	the agents of Buyer and Seller to distribute copies of the Offer to Buyer’s lender, appraisers, title insurance companies and any other settlement
213	service providers for the transaction.
214	DATES AND DEADLINES Deadlines expressed as a number of “days” from an event, such as acceptance, are calculated by excluding the day the
215	event occurred and by counting subsequent calendar days. The deadline expires at midnight on the last day. Deadlines expressed as a specific number
216	of “business days” exclude Saturdays, Sundays, any legal public holiday under Wisconsin or Federal law, and other day designated by the President
217	such that the postal service does not receive registered mail or make regular deliveries on that day. Deadlines expressed as a specific number of “hours”
218	from the occurrence of an event, such as receipt of a notice, are calculated from the exact time of the event, and by counting 24 hours per calendar day.
219	Deadlines expressed as a specific day of the calendar year or as the day of a specific event, such as closing, expire at midnight of that day.
220	DEFAULT Seller and Buyer each have the legal duty to use good faith and due diligence in completing the terms and conditions of this Offer. A material
221	failure to perform any obligation under this Offer is a default which may subject the defaulting party to liability for damages or other legal remedies.
222	If Buyer defaults, Seller may:
223	~~(1) sue for specific performance and request the earnest money as partial payment of the purchase price; or~~
224	~~(2)~~  terminate the Offer and be paid ~~have the option to: (a) request~~ the earnest money as liquidated damages as Seller’s sole remedy;
225	~~or (b) direct Broker to return the earnest money and have the option to sue for actual damages.~~
226	If Seller defaults, Buyer may:
227	(1) sue for specific performance; or
228	(2) terminate the Offer and request the return of the earnest money, ~~sue for actual damages,~~ or both.
229	~~In addition, the Parties may seek any other remedies available in law or equity.~~
230	The Parties understand that the availability of any judicial remedy will depend upon the circumstances of the situation and the discretion of the courts.
231	If either Party defaults, the Parties may renegotiate the Offer or seek nonjudicial dispute resolution instead of the remedies outlined above. By agreeing
232	to binding arbitration, the Parties may lose the right to litigate in a court of law those disputes covered by the arbitration agreement. NOTE: IF
233	ACCEPTED, THIS OFFER CAN CREATE A LEGALLY ENFORCEABLE CONTRACT. BOTH PARTIES SHOULD READ THIS DOCUMENT
234	CAREFULLY. BROKERS MAY PROVIDE A GENERAL EXPLANATION OF THE PROVISIONS OF THE OFFER BUT ARE PROHIBITED BY LAW
235	FROM GIVING ADVICE OR OPINIONS CONCERNING YOUR LEGAL RIGHTS UNDER THIS OFFER OR HOW TITLE SHOULD BE TAKEN AT
236	CLOSING. AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS NEEDED.
237	EARNEST MONEY
238 239
■ HELD BY: Unless otherwise agreed, earnest money shall be paid to and held in the trust account of the listing broker (Buyer’s agent if Property is not listed or seller if no broker is involved), and 20 days after completion of due diligence any remaining earnest money will be placed with the

240	escrow agent mentioned in lines 38-41 until applied to purchase price at Closing or otherwise disbursed as provided in the Offer. CAUTION: Should
241	persons other than a broker hold earnest money, an escrow agreement should be drafted by the Parties or an attorney. If someone other
242	than Buyer makes payment of earnest money, consider a special disbursement agreement.
243	■ DISBURSEMENT: If negotiations do not result in an accepted offer, the earnest money shall be promptly disbursed (after clearance from payor’s
244	depository institution if earnest money is paid by check) to the person(s) who paid the earnest money. At closing, earnest money shall be
245	credited to the Purchase Price. If this Offer does not close, the earnest money shall be disbursed according to a written disbursement
246	agreement signed by all Parties to this Offer (Note: Wis. Adm. Code § RL 18.09(1)(b) provides that an offer to purchase is not a written disbursement
247	agreement pursuant to which the broker may disburse). If the disbursement agreement has not been delivered to broker within 60 days after the date
248	set for closing, broker may disburse the earnest money: (1) as directed by an attorney who has reviewed the transaction and does not represent Buyer
249 250
or Seller; (2) into a court hearing a lawsuit involving the earnest money and all Parties to this Offer; (3) as directed by court order; or (4) any other disbursement required or allowed by law. Broker may retain legal services to direct disbursement per (1) or to file an interpleader action per (2) and

251 252
broker may deduct from the earnest money any costs and reasonable attorneys fees, not to exceed $250, prior to disbursement.
■ LEGAL RIGHTS/ACTION: Broker’s disbursement of earnest money does not determine the legal rights of the Parties in relation to this Offer.

253	Buyer’s or Seller’s legal right to earnest money cannot be determined by broker. At least 30 days prior to disbursement per (1) or (4) above, broker
254	shall send Buyer and Seller notice of the disbursement by certified mail. If Buyer or Seller disagree with broker’s proposed disbursement, a lawsuit
255	may be filed to obtain a court order regarding disbursement. Small Claims Court has jurisdiction over all earnest money disputes arising out of the
256	sale of residential property with 1-4 dwelling units and certain other earnest money disputes. The Buyer and Seller should consider consulting
257	attorneys regarding their legal rights under this Offer in case of a dispute. Both Parties agree to hold the broker harmless from any liability for good faith
258	disbursement of earnest money in accordance with this Offer or applicable Department of Regulation and Licensing regulations concerning earnest
259	money. See Wis. Adm. Code Ch. RL 18. NOTE: WISCONSIN LICENSE LAW PROHIBITS A BROKER FROM GIVING ADVICE OR OPINIONS
260	CONCERNING THE LEGAL RIGHTS OR OBLIGATIONS OF PARTIES TO A TRANSACTION OR THE LEGAL EFFECT OF A SPECIFIC
261	CONTRACT OR CONVEYANCE. AN ATTORNEY SHOULD BE CONSULTED IF LEGAL ADVICE IS REQUIRED.

Wisconsin Legal Blank Co., Inc.

262	PROPERTY ADDRESS: See Exhibit A	[page 5 of 5, WB-15]

263	TIME IS OF THE ESSENCE “TIME IS OF THE ESSENCE” as to: (1) earnest money payment(s); (2) binding acceptance; (3) occupancy;
264	(4) date of closing; (5) contingency deadlines STRIKE AS APPLICABLE and all other dates and deadlines in this Offer except:
265	. ~~If “Time is of the Essence”~~
266	~~applies to a date or deadline, failure to perform by the exact date or deadline is a breach of contract. If “Time is of the Essence” does not apply~~
267	~~to a date or deadline, then performance within a reasonable time of the date or deadline is allowed before a breach occurs.~~
268	~~☐ DOCUMENT REVIEW CONTINGENCY: This Offer is contingent upon Seller delivering the following documents to Buyer within~~
269	 ~~days of acceptance: CHECK THOSE THAT APPLY~~
270	~~☐ Documents evidencing that the sale of the Property has been properly authorized, if Seller is a business entity.~~
271	~~☐ A complete inventory of all furniture, fixtures and equipment included in this transaction which is consistent with representations made~~
272	~~prior to and in this Offer.~~
273	~~☐ Uniform Commercial Code lien search as to the personal property included in the purchase price, showing the Property to be free and~~
274	~~clear of all liens, other than liens to be released prior to or at closing.~~
275	~~☐ Other~~
276
277	~~This contingency shall be deemed satisfied unless Buyer, within days of the earlier of receipt of the final record to be delivered or the deadline~~
278	~~for delivery of the documents, delivers to Seller a written notice indicating that this contingency has not been satisfied. The notice shall identify~~
279	~~which document(s) have not been timely delivered or do not meet the standard set forth for the document(s).~~
280	~~☐ ENVIRONMENTAL EVALUATION/INSPECTION CONTINGENCY: This Offer is contingent upon: CHECK THOSE THAT APPLY~~
281	~~☐ A qualified independent environmental consultant of Buyer’s choice conducting an environmental site assessment of the Property (see lines~~
282	~~96 to 108), at (Buyer’s) (Seller’s) expense STRIKE ONE , which discloses no defects. A defect is defined as a material violation of~~
283	~~environmental laws, a material contingent liability affecting the Property arising under any environmental laws, the presence of an~~
284	~~underground storage tank(s) or material levels of hazardous substances either on the Property or presenting a significant risk of contaminating~~
285	~~the Property due to future migration from other properties.~~
286	~~☐ A qualified independent inspector of Buyer’s choice conducting an inspection of the Property and~~
287	 ~~, at (Buyer’s) (Seller’s) expense STRIKE ONE , which discloses no defects.~~
288	~~A defect is defined as a structural, mechanical or other condition that would have a significant adverse effect on the value of the Property; that~~
289	~~would significantly impair the health and safety of future occupants of the Property; or that if not repaired, removed or replaced would~~
290	~~significantly shorten or have a significantly adverse effect on the expected normal life of the Property.~~
291	~~This contingency shall be deemed satisfied unless Buyer, within days of acceptance, delivers to Seller a copy of the environmental site~~
292	~~assessment / inspection report(s) and a written notice listing the defect(s) identified in the environmental site assessment / inspection report(s) to~~
293	~~which Buyer objects. Defects do not include conditions the nature and extent of which Buyer had actual knowledge or written notice before~~
294	~~signing the Offer. Buyer agrees to deliver a copy of the report and notice to listing broker, if Property is listed, promptly upon delivery to Seller.~~
295	ADDITIONAL PROVISIONS/CONTINGENCIES
296	See attached Rider
297
298	☑ ADDENDA: The attached Rider is/are made part of this Offer.
299	THIS OFFER, INCLUDING ANY AMENDMENTS TO IT, CONTAINS THE ENTIRE AGREEMENT OF THE BUYER AND SELLER REGARDING
300	THE TRANSACTION. ALL PRIOR NEGOTIATIONS AND DISCUSSIONS HAVE BEEN MERGED INTO THIS OFFER. THIS AGREEMENT
301	BINDS AND INURES TO THE BENEFIT OF THE PARTIES TO THIS OFFER AND THEIR SUCCESSORS IN INTEREST.

302	This Offer was drafted on November 19, 2007.

303
304	(x)	/s/ Jeff Hanson, Chief Investment Officer		11/20/07

305		Buyer’s Signature ▲ Print Name Here: ►	Social Security No. or FEIN (optional) ▲	Date ▲

306	(x)

307		Buyer’s Signature ▲ Print Name Here: ►	Social Security No. or FEIN (optional) ▲	Date ▲
308	EARNEST MONEY RECEIPT: Broker acknowledges receipt of earnest money as per line 8 of the above Offer. (See lines 236 – 259)

309	Broker (By)

310	SELLER ACCEPTS THIS OFFER. THE WARRANTIES, REPRESENTATIONS AND COVENANTS MADE IN THIS OFFER SURVIVE CLOSING

311	AND THE CONVEYANCE OF THE PROPERTY. SELLER AGREES TO CONVEY THE PROPERTY ON THE TERMS AND CONDITIONS AS

312	SET FORTH HEREIN AND ACKNOWLEDGES RECEIPT OF A COPY OF THIS OFFER.

313	(x)

314		Seller’s Signature ▲ Print Name Here: ►		Social Security No. or FEIN (optional) ▲	Date ▲

315	Aurora Health Care, Inc.
316	(x)	By	/s/ Robert O’Keefe, V.P. - Treasury		11/21/07

317		Seller’s Signature ▲ Print Name Here: ►		Social Security No. or FEIN (optional) ▲	Date ▲
318	This Offer was presented to Seller by on , , at a.m./p.m.

319	THIS OFFER IS REJECTED			THIS OFFER IS COUNTERED [See attached counter]
320		Seller Initials ▲	Date ▲		Seller Initials ▲	Date ▲

Exhibit A

Purchase Price
Aurora Health Center Greenville [add address]	$1,080,000

Aurora Health Center Suamico [add address]	$2,450,000

Aurora Health Center Kiel [add address]	$2,520,000

Aurora Health Center Plymouth [add address]	$23,260,000

Aurora Health Center Waterford [add address]	$6,290,000

Aurora Health Center Wautoma [add address]	$5,400,000

$41,000,000
EXHIBIT “A”
Legal Description
Parcel 1:
Lot 112, in Brook Farms, in the Town of Greenville, Outagamie County, Wisconsin.
Parcel 2:
Lot 53, according to the recorded Plat of Whisper Ridge, Village of Suamico, Brown County, Wisconsin.
Parcel 3:
Lots 3 and 4 of a Certified Survey as recorded in the Office of the Register of Deeds for Manitowoc County, Wisconsin, in Volume 22 of Certified Survey Maps, at Page 53, as Document No. 912715, being part of Outlot 1 of Northeast 1/4 of the Northeast 1/4 of Section 30, Township 17 North, Range 21 East, Assessor’s Plat, in the City of Kiel, Manitowoc County, Wisconsin.
Parcel 4:
The North 1/2 of the Southwest 1/4 of the Northeast 1/4 and the Northwest 1/4 of the Northeast 1/4 except that part lying North of State Highway 23 and except for those lands conveyed for highway as recorded in Volume 894 of Records, at Pages 135/6, all in Section 23, Township 15 North, Range 21 East, in the City of Plymouth, Sheboygan County, Wisconsin, excepting therefrom the lands described in Corrective Quit Claim Deed dated May 2, 2007 and recorded in the Office of the Register of Deeds for Sheboygan County, Wisconsin, on May 16, 2007, as Document No. 1826754.
And
That part of Lot 3, CSM in Volume 19, CSMs, at Pages 189/91, Sheboygan County Registry, in the South 1/2 of the Southwest 1/4 of the Northeast 1/4, Section 23, Township 15 North, Range 21 East, in the City of Plymouth, Sheboygan County, Wisconsin, more particularly described as follows: Commencing at the North 1/4 corner of said Section 23; thence South 00°20’18” East along the West line of said Northeast 1/4 of Section 23, 697.06 feet; thence North 63°59’23” East 36.61 feet to the East right of way line of Pleasant View Road; thence South 00°20’18” East along said East right of way line, 1294.82 feet to the North line of said South 1/2 of the Southwest 1/4 of the Northeast 1/4 , Section 23; thence North 89°47’39” East along said North line, 17.00 feet to the Northwest corner of said Lot 3, CSM Volume 19, CSMs, at Pages 189/91 and to the point of beginning; thence continuing North 89°47’39 East along the North line of said Lot 3, also being said North line of said South 1/2 of the Southwest 1/4 of the Northeast 1/4, 490.83 feet; thence South 00°12’21” East 10.00 feet to the North right of way line of Kiley Way; thence South 89°47’39” West along said North right of way line, 490.81 feet to the West line of said Lot 3 also being said East right of way line of Pleasant View Road; thence North 00°20’18” West along said West line of said Lot 3 also being said East right of way line, 10.00 feet to the point of beginning.
Parcel 5:
Lot 3, Certified Survey Map No. 2169, recorded in the office of the Register of Deeds for Racine County, Wisconsin on August 2, 1999, in Volume 6 of Certified Survey Maps, pages 653-656, as Document No. 1695641, being a part of the Northwest 1/4 of the Northeast 1/4 of Section 36, Township 4 North, Range 19 East. Said land being in the Village of Waterford, County of Racine, State of Wisconsin.
Parcel 6:
Lot 5 of Certified Survey Map No. 5152 recorded in the office of the Register of Deeds for Waushara County, Wisconsin, on February 4, 2004 in Volume 27 of Certified Survey Maps, at Page 203, as Document No. 414065, being part of the Southeast 1/4 of the Southeast 1/4 of Section 35, Township 19 North, Range 10 East, City of Wautoma, (Formerly Town of Wautoma), Waushara County, Wisconsin.

2

RIDER
COMMERCIAL OFFER TO PURCHASE,
FOR PROPERTIES OF
AURORA HEALTH CARE LISTED ON EXHIBIT A
(COLLECTIVELY THE “PROPERTY”)
          The following terms and conditions shall be deemed to be a part of the foregoing attached Commercial Offer to Purchase dated below (the “Offer”), for the real estate described in the Offer and further identified on Exhibit A hereto (collectively the “Property”). The terms of this Rider shall supersede any conflicting provisions in the Offer.
I.	(1)	Contingencies: Buyer’s obligation to conclude this transaction shall be contingent upon the following:

	A.	Buyer obtaining a copy of the certificate of occupancy for the Improvements on the Property and other evidence that the Building was constructed in compliance with applicable municipal reports and an assignment of all warranties (Seller at Closing shall assign any warranties it obtained in the construction process to Buyer to the fullest extent permitted).

	B.	Buyer obtaining (at its expense), reviewing and approving, an ALTA/ACSM survey of the Property. (As-Built surveys have been ordered.)

	C.	Buyer obtaining and reviewing a Phase I environmental report Buyer deems appropriate for the Property and if not appropriate, then a Phase II report that is satisfactory to Buyer.

	D.	Buyer being satisfied with all aspects of the Property in its discretion.
* * * *
Buyer shall have a period through Tuesday, November 20, 2007 (the “Due Diligence Period”) to satisfy or waive all of the foregoing contingencies (Buyer having started due diligence prior to execution of this Offer). If Buyer does not declare the Offer null and void in a written document delivered to Seller by the end of November 20, 2007, all such contingencies are waived. Notwithstanding the foregoing, because the As-Built surveys are not yet available, as to any material adverse matter shown in such As-Built Surveys which is not reflected in the title insurance commitment for the Property, Buyer shall have four (4) business days after receipt of such a survey to declare the Offer null and void. (Buyer may not declare the Offer null and void for such a matter shown on an As-Built Survey if the title insurance company will insure one such matter or Seller is able to remedy the issue.) If Buyer does not declare the Offer null and void in a written document delivered to Seller by the date which is four (4) business days after receipt of a survey, the Buyer shall have waived its right to declare the Offer null and void with regard to such survey (but not with regard to any survey for which the applicable survey review period has not yet expired).

Buyer shall provide Seller with materials in its possession as listed on Exhibit C hereto within four (4) business days following final execution of this Offer.
(2)	Condition Precedent to Buyer’s Obligation to Close. It shall be a condition precedent to Buyer’s obligation to close that the Seller shall not have (a) discontinued operations within any portion of the Property; (b) filed for bankruptcy or taken any similar debtor protection measure; or (c) given notice that Seller intends to take either of the actions described in clauses (a) or (b) of this sentence. Furthermore, it shall be a condition precedent to Buyer’s obligation to close that the proposed guarantor under the Lease shall not have suffered any adverse change in its credit rating with any of the nationally recognized rating agencies between the Effective Date and Closing. In the event that any of the conditions precedent described in this paragraph (2) shall not be satisfied, Buyer shall be entitled to terminate the Agreement and recover the entire Earnest Money except the $100 independent consideration.

(3)	Condition Precedent as to Development Agreement. It shall be a condition precedent to Buyer’s obligation to close that either (a) Buyer shall have received written confirmation from the Town of Greenville that there are no further obligations running with the Property arising under that certain unrecorded Town of Greenville Public Improvement Agreement dated August 9, 2004, between the Town of Greenville and Brook Farms Properties, LLC (“Development Agreement”); (b) the Title Company shall have agreed to delete the Development Agreement as an exception to title and/or provide an endorsement to the owner’s and lender’s title policies in form and substance reasonably acceptable to Buyer, with respect to the Development Agreement; or (c) Seller and the guarantor under the Lease shall have executed and delivered an indemnity agreement in favor of Buyer and Buyer’s lender and their respective successors and assigns in a form reasonably acceptable to Buyer and Buyer’s lender and Buyer’s lender shall have agreed to proceed with the transaction notwithstanding the obligations contained in the Development Agreement, based upon such indemnity agreement.

(4)	Financing Contingency. It shall be a condition precedent to Buyer’s obligation to close that Buyer shall have secured financing reasonably acceptable to Buyer, with basic terms at least as favorable to Buyer as the following: loan proceeds of at least $32,300,000, ten year maturity, 30-year amortization with the first five years interest-only, and an interest rate no higher than 2.45% above the prevailing interest rate for the 10-year Treasury Note at the time of Closing. In the event that this condition precedent shall not be satisfied, Buyer shall be entitled to terminate the Agreement and recover the entire Earnest Money, except $50,000, which shall be released to, and retained by, the Seller.

II.	Earnest Money. Within three (3) days of final execution of this Offer Buyer shall pay a $1,000,000 earnest money deposit (“Earnest Money”) to be held by the escrow agent. Of such $1,000,000, $100 shall be non-refundable and shall be payable to Seller as consideration for Buyer’s right to terminate this Offer in its discretion.

After the Due Diligence Period, $499,900 of the Earnest Money shall be released to Seller. The entire Earnest Money shall be refundable only as expressly set forth in this Agreement (such as failure of a condition precedent or in the event that the as-built surveys fail to meet the standards described above). All Earnest Money is applicable to the Purchase Price at and if there is a closing.

III.	Sale AS IS: Except as set forth expressly in this Offer, Seller is making no representations or warranties concerning the Property. Buyer has a full opportunity to investigate the Property. The Purchase Price reflects the current condition. The sale is AS IS, except for the following representations and warranties:
A.	Contracts. Seller is not a party to any contract or agreement for the purchase of the Property which may be binding upon Buyer or the Property or any agreement that would preclude the purchase by Buyer.

B.	FIRPTA. Seller is not a “foreign person” as such term is defined in Section 1445(f) of the Internal Revenue Code. At the Closing, and as a condition thereof, Seller shall furnish to Buyer, signed under penalty of perjury and containing Seller’s U.S. social security or taxpayer identification number, a certification to the effect that Seller is not a foreign person within the meaning of Section 1445(f) of the Internal Revenue Code.

C.	Litigation; Condemnation. There is no existing nor to Seller’s knowledge is there any pending or threatened litigation, suit, action or proceeding before any court or administrative agency concerning or affecting the Property, and there are no existing, pending or threatened condemnation proceedings affecting any portion of the Property.

D.	Brokers. No real estate brokers are involved in connection with this sale through any contact with Seller except The Boerke Company, Inc., Seller’s agent, the commission to whom Seller shall be solely responsible pursuant to separate agreement.

E.	Documents. All Documents furnished or to be furnished to Buyer by or on behalf of Seller are and shall be, to the knowledge of Seller, true, correct and complete copies of such Documents except as noted.

F.	Notices. Seller has received no written notices of violation of any laws from any governmental authority and no written notices of the violation of any restrictive covenants affecting the Property and Seller has no knowledge that the Property is in violation of any applicable laws or applicable restrictive covenants.

IV.	Additional Agreements:
A.	Seller to Provide Reports, Surveys, etc.: Seller agrees to provide to Buyer, within ten (10) business days of acceptance of this Offer, copies of any environmental audits, surveys, title work or other reports, information and engineering documents regarding the Property that Seller has in its possession.

B.	FIRPTA Affidavit; Other Materials: Seller agrees to execute an affidavit at Closing confirming that Seller is not a foreign person and other information required by law.

Seller shall also deliver the Lease and a Lease guaranty in form attached as Exhibit B and also an estoppel certificate in the form attached as Exhibit D and a subordination, attornment and nondisturbance agreement for Buyer’s lender in form attached as Exhibit E.

C.	Closing: This transaction shall close on December 21, 2007, or such earlier date that the parties may agree upon. All agreements and other matters entered into and agreed upon between Buyer and Seller in connection with the purchase of said Property shall survive Closing.

D.	Authorization to Sign Documents: Buyer and Seller represent and warrant to each other that the individuals signing this Offer and Rider on behalf of Buyer and Seller are duly authorized and have full written authority to so sign and to bind the respective parties to the provisions hereof.

E.	Fax Signature: Facsimile signature will be accepted as binding.

F.	Closing Costs: Seller shall be responsible for the transfer tax and the cost of recording the deed.

G.	Conduct Prior to Closing. At all times prior to Closing Seller shall use, operate, maintain and repair the Property in a manner substantially similar to the use, operation, maintenance and repair as of the date of this Offer.

H.	Like-Kind Exchange. Buyer or Seller may elect to exchange the Property pursuant to Section 1031 of the Internal Revenue Code. The party electing to exchange the Property shall provide the other with a written statement stating its intent to enter into an exchange prior to Closing. Each party shall reasonably cooperate with the other in connection with its exchange; provided, however, either party’s election to exchange shall be at no cost or liability to the other. Should this Offer become part of a 1031 transaction, the party electing to exchange the Property (the “Exchanger”) hereby agrees that the other party may enforce any and all representations, warranties, covenants and other obligations of the Exchanger under this Offer directly against Exchanger, and the other party agrees that Exchanger may enforce any and all representations, warranties, covenants and other obligations of the other party under this Offer directly against the other party.

I.	Entire Offer: The Offer and this Rider, hereto constitute the entire agreement between the parties and no modification shall be binding unless in writing and signed by all parties.

J.	Limited Assignment. Buyer may assign this Offer to an affiliate so long as Buyer remains liable through Closing, Buyer shall also have the right to designate up to 35 entities as the grantee on the deed as part of a TIC closing.

K.	TIC. It is understood the Closing will occur as part of a TIC (tenant-in-common) transaction. Seller shall cooperate in connection therewith at no out-of-pocket cost to Seller.
          IN WITNESS WHEREOF, Seller and Buyer have caused this Addendum to be executed on the date written below, their respective signatures, to be effective as of the full executed date of the Offer.

BUYER: TRIPLE NET PROPERTIES, LLC

By:	/s/ Jeff Hanson	Date:	November 20	,
2007

SELLER: AURORA MEDICAL GROUP, INC.

By	/s/ Robert O’Keefe	Date:	November 21	,
2007